UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 15, 2021

Eco Innovation Group, Inc.

(Exact name of registrant as specified in its charter)

Nevada	333-248871	85-0842591
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

16525 Sherman Way, Suite C-1

Van Nuys, CA

(Address of principal executive offices, including zip code)

(747) 224-2453

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.03	AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR.

Amended and Restated Articles of Incorporation

On July 15, 2021, following approval by the Company’s Board of Directors and a majority of the outstanding voting stock of the Company, the Company filed its Amended and Restated Articles of Incorporation with the Secretary of State of the State of Nevada (the “Amended and Restated Charter”). The principal changes effected by the Amended and Restated Charter are described below. A copy of the Amended and Restated Articles is attached as Exhibit 3.1 to this Current Report on Form 8-K.

Article IV-Corporate Purpose

The Amended and Restated Charter states that the Company may engage in any lawful activity for which a corporation may be organized under the Nevada Revised Statutes.

Article V-Description of Blank Check Preferred Authority

The Company’s Articles of Incorporation, as amended and in effect prior to the Amended and Restated Charter, granted the Company’s Board of Directors (the “Board”) the authority to issue up to 50,000,000 shares of  preferred stock. For clarification purposes, the Amended and Restated Charter includes a detailed list of the terms of series of preferred stock that may be fixed by the Board, including voting rights, dividends, redemption provisions, sinking fund provisions, rights upon liquidation, the ability to convert into other securities, and other rights, qualifications, limitations or restrictions as the Board deems advisable and not inconsistent with the Amended and Restated Charter or the Nevada Revised Statutes.

Article VIII-Special Meetings

Special meetings of stockholders may be called only by the Board of Directors, the chairperson of the Board of Directors, the Chief Executive Officer or the President (in the absence of a Chief Executive Officer), and may not be called by any other person or persons.

Article X-Amendment of Bylaws

The Amended and Restated Charter provides that the Board of Directors is expressly authorized to adopt, amend, modify or repeal the Bylaws of the Company or adopt new Bylaws without any action on the part of the stockholders of the Company, and that the stockholders may not adopt, amend or repeal the Bylaws, or adopt any provision inconsistent therewith, unless such action is approved by the affirmative vote of the holders of at least two-thirds of the voting power of the capital stock of the Company entitled to vote thereon.

Article XIV-Designation of Forum

The Amended and Restated Charter provides that the Eighth Judicial District Court of Clark County, Nevada shall, to the fullest extent permitted by law, is designated as the sole and exclusive forum for the resolution of certain listed controversies involving the Company and its shareholders.

Article XV-NRS 78.411 to 78.444

The Amended and Restated Charter provides that the Company shall not be subject to, or governed by, any of the provisions in NRS 78.411 to 78.444, inclusive, as amended from time to time, or any successor statutes.

Article VIV-Amendment of Charter

The Amended and Restated Charter provides that the affirmative vote of the holders of at least two-thirds of the voting power of the capital stock of the Corporation entitled to vote thereon shall be required to amend or repeal, or to adopt any provision inconsistent with, the majority of the Amended and Restated Charter.

The foregoing summary of the Amended and Restated Charter does not purport to be complete, and is qualified in its entirety by reference to the full text of the Amended and Restated Charter, a copy of which is attached hereto as Exhibit 3.1 and is incorporated herein by reference.

Amended and Restated Bylaws

On July 15, 2021, following approval by the Company’s Board of Directors and a majority of the outstanding voting stock of the Company, the Company adopted Amended and Restated Bylaws, which substantially revised the Company’s existing Bylaws. A copy of the Amended and Restated Bylaws is attached as Exhibit 3.3 to this Current Report on Form 8-K.

Generally, the Amended and Restated Bylaws update the Company’s former Bylaws. The major modifications to the former Bylaws of the Company include:

(a) The annual meeting of the stockholders will be held on such date and at such time as may be designated from time to time by the board of directors while the Company’s previous Bylaws provide that the annual meeting should be held on the seventh day of March of each year;

(b) special meetings of stockholders will now be called by the board of directors, chairperson of the board, Chief Executive Officer or President (in the absence of a Chief Executive Officer), but such special meetings may not be called by any other person or persons, as opposed to the Company’s former Bylaws which provided that the President, directors or the holders of majority issued and outstanding shares of the Company could call a special meeting;

(c) new provisions providing how nominations of directors or other business will be property brought before an annual meeting by a stockholder;

(d) a new provision providing that the Company’s board may authorize the issuance of uncertificated shares of some or all of the shares of any or all of the Company’s classes or series;

(f) a new provision providing that any required notice to stockholders shall be effective if given by a form of electronic transmission consented to by the stockholder to whom the notice is given, which consent is revocable by the stockholder by written notice to the Corporation;

(g) the amended and restated Bylaws may be amended, modified or repealed by the board of directors or by the affirmative vote of the holders of at least two-thirds in voting power of the outstanding shares of capital stock of the Corporation entitled to vote thereon, where the previous Bylaws were amendable by the board of directors or by a majority vote of the stockholders; and

(h) an updating of the Corporate name.

The foregoing summary of the Amended and Restated Bylaws does not purport to be complete, and is qualified in its entirety by reference to the full text of the Amended and Restated Bylaws, a copy of which is attached hereto as Exhibit 3.2 and is incorporated herein by reference.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS.

(d)       Exhibits

Exhibit Number	Description	Filed
3.1	Amended and Restated Articles of Incorporation of Eco Innovation Group, Inc., filed with the Secretary of State of the State of Nevada on July 15, 2021.	Filed herewith
3.2	Amended and Restated Bylaws.	Filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Eco Innovation Group, Inc.

July 19, 2021	By:	/s/ Julia Otey-Raudes
Julia Otey-Raudes
	Title:	Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Document Description
3.1	Amended and Restated Articles of Incorporation of Eco Innovation Group, Inc., filed with the Secretary of State of the State of Nevada on July 14, 2021.	Filed herewith
3.2	Amended and Restated Bylaws.	Filed herewith